EXHIBIT 24

                               POWER OF ATTORNEY

         The undersigned Officers and Directors of Doctors Health, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Stewart
B. Gold, John R. Dwyer, Jr., and James A. Gast of Owings Mills, Maryland, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 relating to the proposed issuance of shares of Common Stock and other securities to officers, directors and other employees of the Corporation and its subsidiaries (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


SIGNATURE                                                TITLE                                      DATE
---------                                                -----                                      ----
/s/ Stewart B. Gold                     Chief Executive Officer, President, Director           March 11, 1998
-----------------------------------         (Principal Executive Officer)
Stewart B. Gold


                                        Chairman, Executive Vice President of                          , 1998
-----------------------------------         Corporate Development, Director
Scott M. Rifkin, M.D.


/s/ John R. Dwyer, Jr.                  Chief Financial Officer, Treasurer and                 March 10, 1998
-----------------------------------         Director (Principal Financial Officer)
John R. Dwyer, Jr.


/s/ Kyle R. Miller                      Vice President of Finance                              March 10, 1998
-----------------------------------         (Principal Accounting Officer)
Kyle R. Miller


/s/ Alan L. Kimmel, M.D.                Executive Vice President, Chief Medical                March 11, 1998
-----------------------------------         Officer and Director
Alan L. Kimmel, M.D.


/s/ Robert A. Barish, M.D.              Director                                               March 11, 1998
-----------------------------------
Robert A. Barish, M.D.


/s/ Richard L. Diamond, M.D.            Director                                               February 27, 1998
-----------------------------------
Richard L. Diamond, M.D.

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


/s/ Mark H. Eig, M.D.                   Director                                               March 2, 1998
-----------------------------------
Mark H. Eig, M.D.

                                        Director                                               ________, 1998
-----------------------------------
John W. Ellis


/s/ Albert Herrera, M.D.                Director                                               February 27, 1998
-----------------------------------
Albert Herrera, M.D.


/s/ Robert G. Graw, Jr., M.D.           Director                                               March 10, 1998
-----------------------------------
Robert G. Graw, Jr., M.D.


/s/ Richard R. Howard                   Director                                               March 11, 1998
-----------------------------------
Richard R. Howard


/s/ William D. Lamm, M.D.               Director                                               March 11, 1998
-----------------------------------
William D. Lamm, M.D.

                                        Director                                               ________, 1998
-----------------------------------
Peter J. LoPresti, D.O.


/s/ J. David Nagel, M.D.                Director                                               March 11, 1998
-----------------------------------
J. David Nagel, M.D.

/s/ D. Alexander Rocha, M.D.            Director                                               March 3, 1998
-----------------------------------
D. Alexander Rocha, M.D.

                                        Director                                               ________, 1998
-----------------------------------
Paul A. Serini